Heller Equipment Asset Receivables Trust 1999-2
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Collections and Distribution
16-Jul-01

Collection Period                          June 2, 2001     to      July 1, 2001
Determination Date                        July 11, 2001
Distribution Date                         July 16, 2001

Available Amounts
-----------------
                Scheduled Payments plus Payaheads, net of Excluded Amounts                             6,391,613.09
                Prepayment Amounts                                                                       143,236.09
                Recoveries                                                                                77,274.29
                Investment Earnings on Collection Account and Reserve Fund                                15,588.49
                Late Charges                                                                               4,570.85
                Servicer Advances                                                                        257,910.61

                Total Available Amounts                                                                6,890,193.42
                -----------------------                                                                ------------

Payments on Distribution Date
-----------------------------

      (A)**     Trustee Fees (only applicable pursuant to an Event of Default)                                 0.00

      (A)       Unreimbursed Servicer Advances to the Servicer                                                 0.00

      (B)       Monthly Servicing Fee, if Heller Financial, Inc. is not the Servicer                           0.00

      (C)       Interest due to Class A-1 Notes                                                                0.00

      (D)       Interest due to Class A-2 Notes                                                                0.00

      (E)       Interest due to Class A-3 Notes                                                          569,568.56

      (F)       Interest due to Class A-4 Notes                                                          380,594.75

      (G)       Interest due to Class B Notes                                                             16,564.72

      (H)       Interest due to Class C Notes                                                             16,901.80

      (I)       Interest due to Class D Notes                                                             28,545.26

      (J)       Interest due to Class E Notes                                                             18,356.02

      (K)       Class A-1 Principal Payment Amount                                                             0.00

      (L)       Class A-2 Principal Payment Amount                                                             0.00

      (M)       Class A-3 Principal Payment Amount                                                     5,859,662.31

      (N)       Class A-4 Principal Payment Amount                                                             0.00

      (O)       Class B Principal Payment Amount                                                               0.00

      (P)       Class C Principal Payment Amount                                                               0.00

      (Q)       Class D Principal Payment Amount                                                               0.00

      (R)       Class E Principal Payment Amount                                                               0.00

      (S)       Additional Principal to Class A-1 Notes                                                        0.00

      (T)       Additional Principal to Class A-2 Notes                                                        0.00

      (U)       Additional Principal to Class A-3 Notes                                                        0.00

      (V)       Additional Principal to Class A-4 Notes                                                        0.00

      (W)       Additional Principal to Class B Notes                                                          0.00

      (X)       Additional Principal to Class C Notes                                                          0.00

      (Y)       Additional Principal to Class D Notes                                                          0.00

      (Z)       Additional Principal to Class E Notes                                                          0.00

     (AA)       Monthly Servicing Fee, if Heller Financial, Inc. is the Servicer                               0.00

     (AB)       Deposit to the Reserve Fund                                                                    0.00

     (AC)       Excess to Certificateholder                                                                    0.00

                Total distributions to Noteholders and Certificateholders                              6,890,193.42
                ---------------------------------------------------------                              ------------

Heller Equipment Asset Receivables Trust 1999-2
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Schedules

Trustee Fees, in Event of Default only
--------------------------------------

                Trustee fees due on Distribution Date                                                                    0.00

Unreimbursed Servicer Advances
------------------------------

                Unreimbursed Servicer Advances                                                                           0.00

Monthly Servicing Fee Schedule, if Servicing has been transferred
-----------------------------------------------------------------

      (i)       Servicing Fee Percentage                                                                                0.40%
     (ii)       ADCB of Contract Pool as of the 1st day of the Collection Period                               173,110,723.07
     (iii)      Servicing Fee  ( ( (i) / 12 ) x  (ii) )                                                                  0.00
     (iv)       Servicing Fee accrued but not paid in prior periods                                                      0.00
                Total Servicing Fee due and accrued ( (iii) + (iv) )                                                     0.00
                Servicing Fee carried forward                                                                            0.00

                Monthly Servicing Fee distributed                                                                        0.00


Class A-1 Interest Schedule
---------------------------

                Opening Class A-1 principal balance                                                                         -
                Class A-1 Interest Rate                                                                              6.12905%
                Number of days in Accrual Period                                                                           30
                Current Class A-1 interest due                                                                           0.00
                Class A-1 interest accrued but not paid in prior periods                                                 0.00
                Total Class A-1 interest due                                                                             0.00
                Class A-1 interest carried forward                                                                       0.00

                Class A-1 interest distribution                                                                          0.00


Class A-2 Interest Schedule
---------------------------

                Opening Class A-2 principal balance                                                                         -
                Class A-2 Interest Rate                                                                              6.50000%
                Current Class A-2 interest due                                                                           0.00
                Class A-2 interest accrued but not paid in prior periods                                                 0.00
                Total Class A-2 interest due                                                                             0.00
                Class A-2 interest carried forward                                                                       0.00

                Class A-2 interest distribution                                                                          0.00


Class A-3 Interest Schedule
---------------------------

                Opening Class A-3 principal balance                                                            102,779,288.46
                Class A-3 Interest Rate                                                                              6.65000%
                Current Class A-3 interest due                                                                     569,568.56
                Class A-3 interest accrued but not paid in prior periods                                                 0.00
                Total Class A-3 interest due                                                                       569,568.56
                Class A-3 interest carried forward                                                                       0.00

                Class A-3 interest distribution                                                                    569,568.56


Class A-4 Interest Schedule
---------------------------

                Opening Class A-4 principal balance                                                             67,262,695.00
                Class A-4 Interest Rate                                                                              6.79000%
                Current Class A-4 interest due                                                                     380,594.75
                Class A-4 interest accrued but not paid in prior periods                                                    -
                Total Class A-4 interest due                                                                       380,594.75
                Class A-4 interest carried forward                                                                          -

                Class A-4 interest distribution                                                                    380,594.75


Class B Interest Schedule
-------------------------

                Opening Class B principal balance                                                                2,889,195.95
                Class B Interest Rate                                                                                6.88000%
                Current Class B interest due                                                                        16,564.72
                Class B interest accrued but not paid in prior periods                                                      -
                Total Class B interest due                                                                          16,564.72
                Class B interest carried forward                                                                            -

                Class B interest distribution                                                                       16,564.72

Class C Interest Schedule
-------------------------

                Opening Class C principal balance                                                                       2,889,195.95
                Class C Interest Rate                                                                                       7.02000%
                Current Class C interest due                                                                               16,901.80
                Class C interest accrued but not paid in prior periods                                                             -
                Total Class C interest due                                                                                 16,901.80
                Class C interest carried forward                                                                                   -

                Class C interest distribution                                                                              16,901.80


Class D Interest Schedule
-------------------------

                Opening Class D principal balance                                                                       4,622,713.40
                Class D  Interest Rate                                                                                      7.41000%
                Current Class D interest due                                                                               28,545.26
                Class D interest accrued but not paid in prior periods                                                          0.00
                Total Class D interest due                                                                                 28,545.26
                Class D interest carried forward                                                                                0.00

                Class D interest distribution                                                                              28,545.26


Class E Interest Schedule
-------------------------

                Opening Class E principal balance                                                                       2,311,356.38
                Class E  Interest Rate                                                                                      9.53000%
                Current Class E interest due                                                                               18,356.02
                Class E interest accrued but not paid in prior periods                                                          0.00
                Total Class E interest due                                                                                 18,356.02
                Class E interest carried forward                                                                                0.00

                Class E interest distribution                                                                              18,356.02


Class A-1 Principal Schedule
----------------------------

                Class A-1 Maturity Date                                                                              January 6, 2001
      (i)       Opening Class A-1 principal balance                                                                             0.00
     (ii)       Aggregate outstanding principal of Notes plus Overcollateralization Balance                           182,754,445.14
     (iii)      ADCB as of last day of the Collection Period                                                          166,917,058.16
                Monthly Principal Amount ( (ii) - (iii) )                                                              15,837,386.98
     (iv)       Class A-1 Principal Payment Amount                                                                              0.00
                Class A-1 Principal Payment Amount due (lesser of (i) or (iv))                                                  0.00
                Class A-1 Principal Payment Amount distribution                                                                 0.00
                Principal carryforward Class A-1                                                                                0.00

                Class A-1 Principal Balance after current distribution                                                          0.00


Class A Principal Payment Amount
--------------------------------

      (i)       Aggregate opening Class A-1, A-2, A-3 and A-4 Outstanding Principal Amount                            170,041,983.46
     (ii)       Class A Target Investor Principal Amount (94.0% * ending ADCB)                                        156,902,034.67
                Class A Principal Payment Amount                                                                       13,139,948.79
                Funds available for distribution after Class A-1 distribution                                           5,859,662.31


Class A-2 Principal Schedule
----------------------------

                Opening Class A-2 principal balance                                                                             0.00
                Class A-2  Principal Payment Amount                                                                             0.00
                Class A-2 Principal Payment Amount distribution                                                                 0.00
                Principal carryforward Class A-2                                                                                0.00

                Class A-2 principal balance after current distribution                                                          0.00



Class A-3 Principal Schedule
----------------------------

                Opening Class A-3 principal balance                                                                  102,779,288.46
                Class A-3 Principal Payment Amount                                                                    13,139,948.79
                Class A-3 Principal Payment Amount distribution                                                        5,859,662.31
                Principal carryforward Class A-3                                                                      (7,280,286.47)

                Class A-3 principal balance after current distribution                                                96,919,626.15


Class A-4 Principal Schedule
----------------------------

                Opening Class A-4 principal balance                                                                   67,262,695.00
                Class A-4 Principal Payment Amount                                                                             0.00
                Class A-4 Principal Payment Amount distribution                                                                0.00
                Principal carryforward Class A-4                                                                               0.00

                Class A-4 principal balance after current distribution                                                67,262,695.00


Class B Principal Schedule
--------------------------

                Opening Class B principal balance                                                                      2,889,195.95
                Class B Target Investor Principal Amount (1.25% * ending ADCB)                                         2,086,463.42
                Class B Floor                                                                                          6,953,840.09
                Class B Principal Payment Amount due                                                                     802,732.53
                Class B Principal Payment Amount distribution                                                                  0.00
                Principal carryforward Class B                                                                           802,732.53

                Class B principal balance after current distribution                                                   2,889,195.95


Class C Principal Schedule
--------------------------

                Opening Class C principal balance                                                                      2,889,195.95
                Class C Target Investor Principal Amount (1.25% * ending ADCB)                                         2,086,463.42
                Class C Floor                                                                                          2,889,195.95
                Class C Principal Payment Amount due                                                                     802,732.53
                Class C Principal Payment Amount distribution                                                                  0.00
                Principal carryforward Class C                                                                           802,732.53

                Class C principal balance after current distribution                                                   2,889,195.95


Class D Principal Schedule
--------------------------

                Opening Class D principal balance                                                                      4,622,713.40
                Class D Target Investor Principal Amount (2.00% * ending ADCB)                                         3,338,341.38
                Class D Floor                                                                                          4,622,713.40
                Class D Principal Payment Amount due                                                                   1,284,372.02
                Class D Principal Payment Amount distribution                                                                  0.00
                Principal carryforward Class D                                                                         1,284,372.02

                Class D principal balance after current distribution                                                   4,622,713.40

Class E Principal Schedule
--------------------------

                Opening Class E principal balance                                                                      2,311,356.38
                Class E Target Investor Principal Amount (1.00% * ending ADCB)                                         1,669,170.46
                Class E Floor                                                                                          2,311,356.38
                Class E Principal Payment Amount due                                                                     642,185.92
                Class E Principal Payment Amount distribution                                                                  0.00
                Principal carryforward Class E                                                                           642,185.92

                Class E principal balance after current distribution                                                   2,311,356.38

Additional Principal Schedule
-----------------------------

                Floors applicable (Yes/No)                                                                                       Yes
                Monthly Principal Amount                                                                               15,837,386.98
                Sum of Principal Payments payable on all classes                                                       16,671,971.79
                Additional Principal  payable                                                                                   0.00
                Additional Principal available, if payable                                                                      0.00

                Class A-1 Additional Principal allocation                                                                       0.00
                Class A-1 principal balance after current distribution                                                             -

                Class A-2 Additional Principal allocation                                                                       0.00
                Class A-2 principal balance after current distribution                                                             -

                Class A-3 Additional Principal allocation                                                                       0.00
                Class A-3 principal balance after current distribution                                                 96,919,626.15

                Class A-4 Additional Principal allocation                                                                       0.00
                Class A-4 principal balance after current distribution                                                 67,262,695.00

                Class B Additional Principal allocation                                                                         0.00
                Class B principal balance after current distribution                                                    2,889,195.95

                Class C Additional Principal allocation                                                                         0.00
                Class C principal balance after current distribution                                                    2,889,195.95

                Class D Additional Principal allocation                                                                         0.00
                Class D principal balance after current distribution                                                    4,622,713.40

                Class E Additional Principal allocation                                                                         0.00
                Class E principal balance after current distribution                                                    2,311,356.38


Monthly Servicing Fee Schedule, if Heller Financial, Inc. is the Servicer
-------------------------------------------------------------------------

      (i)       Servicing Fee Percentage                                                                                       0.40%
     (ii)       ADCB of Contract Pool as of the 1st day of the Collection Period                                      173,110,723.07
     (iii)      Servicing Fee due ( ( (i) / 12 ) *  (ii) )                                                                 57,703.57
     (iv)       Servicing Fee accrued but not paid in prior periods                                                       347,945.56
                Total Servicing Fee due and accrued ( (iii) + (iv) )                                                      405,649.13
                Servicing Fee carried forward                                                                             405,649.13

                Monthly Servicing Fee distributed                                                                               0.00


Reserve Fund Schedule
---------------------

                Initial ADCB                                                                                          365,558,126.61
                10% of Initial ADCB                                                                                    36,555,812.66

                Outstanding Principal Amount of the Notes as of the preceding Distribution Date                       182,754,445.14

                ADCB as of the end of the Collection Period                                                           166,917,058.16
                Required Reserve Amount (beginning of the period aggregate note balances * 0.70%)                       1,279,281.12
                Prior month Reserve Fund balance                                                                        1,170,398.75
                Deposit to Reserve Fund - excess funds                                                                          0.00
                Interim Reserve Fund Balance                                                                            1,170,398.75
                Current period draw on Reserve Fund for Reserve Interest Payments                                               0.00
                Current period draw on Reserve Fund for Reserve Principal Payments                                              0.00
                Excess to Certificateholder                                                                                     0.00
                Ending Reserve Fund balance                                                                             1,170,398.75


                Reserve Fund balance as a percentage of aggregate note balances as of the first day of the
                 Collection Period                                                                                             0.64%
                Investment Earnings on Reserve Account                                                                      3,680.40


Heller Equipment Asset Receivables Trust 1999-2
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Note Factors

                Class A-1
                ---------
                Class A-1 principal balance                                                                   -
                Initial Class A-1 principal balance                                               93,400,101.00

                Note factor                                                                         0.000000000


                Class A-2
                ---------
                Class A-2 principal balance                                                                0.00
                Initial Class A-2 principal balance                                               77,498,323.00

                Note factor                                                                         0.000000000


                Class A-3
                ---------
                Class A-3 principal balance                                                       96,919,626.15
                Initial Class A-3 principal balance                                              105,463,520.00

                Note factor                                                                         0.918987211


                Class A-4
                ---------
                Class A-4 principal balance                                                       67,262,695.00
                Initial Class A-4 principal balance                                               67,262,695.00

                Note factor                                                                         1.000000000


                Class B
                -------
                Class B principal balance                                                          2,889,195.95
                Initial Class B principal balance                                                  4,569,477.00

                Note factor                                                                         0.632281539


                Class C
                -------
                Class C principal balance                                                          2,889,195.95
                Initial Class C principal balance                                                  4,569,477.00

                Note factor                                                                         0.632281539


                Class D
                -------
                Class D principal balance                                                          4,622,713.40
                Initial Class D principal balance                                                  7,311,163.00

                Note factor                                                                         0.632281540


                Class E
                -------
                Class E principal balance                                                          2,311,356.38
                Initial Class E principal balance                                                  3,655,581.00

                Note factor                                                                         0.632281539

Heller Equipment Asset Receivables Trust 1999-2
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Additional Schedules and Limitations

Cumulative Loss Amount Schedule

      (i)       Outstanding Principal Amount of the Notes as of the preceding Distribution Date                    182,754,445.14
     (ii)       Overcollateralization Balance as of the preceding Distribution Date                                          0.00
     (iii)      Monthly Principal Amount                                                                            15,837,386.98
     (iv)       Available Amounts remaining after the payment of interest                                            5,859,662.31
      (v)       ADCB as of the end of the Collection Period                                                        166,917,058.16
                Cumulative Loss Amount                                                                               9,977,724.67


Class B Floor Calculation
-------------------------

                Class B Floor percentage                                                                                  1.8600%
                Initial ADCB                                                                                       365,558,126.61
                Cumulative Loss Amount for current period                                                            9,977,724.67
                Sum of Outstanding Principal Amount of Class C Notes, Class D Notes, Class E Notes and
                 Overcollateralization Balance                                                                       9,823,265.73
                Class B Floor                                                                                        6,953,840.09


Class C Floor Calculation
-------------------------

                Class C Floor percentage                                                                                  1.4725%
                Initial ADCB                                                                                       365,558,126.61
                Cumulative Loss Amount for current period                                                            9,977,724.67
                Sum of Outstanding Principal Amount of Class D Notes, Class E Notes and
                 Overcollateralization Balance                                                                       6,934,069.78
                Class C Floor                                                                                        2,889,195.95


Class D Floor Calculation
-------------------------

                Class D Floor percentage                                                                                  1.0850%
                Initial ADCB                                                                                       365,558,126.61
                Cumulative Loss Amount for current period                                                            9,977,724.67
                Sum of Outstanding Principal Amount of Class E Notes and Overcollateralization Balance               2,311,356.38
                Class D Floor                                                                                        4,622,713.40


Class E Floor Calculation
-------------------------

                Class E Floor percentage                                                                                  0.4650%
                Initial ADCB                                                                                       365,558,126.61
                Cumulative Loss Amount for current period                                                            9,977,724.67
                Overcollateralization Balance                                                                                0.00
                Class E Floor                                                                                        2,311,356.38


Heller Financial, Inc. is the Servicer (Yes/No)                                                                               Yes

An Event of Default has occurred  (Yes/No)                                                                                     No



10% Substitution Limit Calculation
----------------------------------

                ADCB as of the Cut-off Date:                                                                       365,558,126.61

                Cumulative DCB of Substitute Contracts replacing materially modified contracts                         2337681.79
                Percentage of Substitute Contracts replacing materially modified contracts                            0.006394829

                Percentage of Substitute Contracts replacing modified contracts exceeds 10% (Yes/No)                           No


5% Skipped Payment Limit Calculation
------------------------------------

                The percent of contracts with Skipped Payment modifications                                           0.000464388
                The DCB of Skipped Payment modifications exceeds 5% of the initial ADCB (Yes/No)                               No
                Any Skipped Payments have been deferred later than January 1, 2006                                             No


Heller Equipment Asset Receivables Trust 1999-2
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Pool Data


Pool Data
---------

ADCB as of the first day of the Collection Period                                                                   173,110,723.07
                Principal collections                                                                                (5,691,792.92)
                Prepayment Amounts                                                                                     (142,391.83)
                Defaulted Contracts                                                                                    (399,211.55)
                Change in payaheads                                                                                      39,731.39
                Other items including Substitutions and Repurchases                                                           0.00
ADCB as of the last day of the Collection Period                                                                    166,917,058.16

DCB as of the first day of the Collection Period of Contracts that became Defaulted Contracts                           399,211.55
Number of Contracts that became Defaulted Contracts during the period                                                            5
Defaulted Contracts as a percentage of ADCB (annualized)                                                                     2.87%

DCB of Contracts as of the last day of the Collection Period that became Prepaid Contracts                              142,391.83
Number of Prepaid Contracts as of the last day of the Collection Period                                                          3

DCB of Contracts as of the last day of the Collection Period that were added as Substitute Contracts                          0.00
Number of Substitute Contracts as of the last day of the Collection Period                                                       0

DCB of Contracts as of the last day of the Collection Period that became Warranty Contracts                                   0.00
Number of Warranty Contracts as of the last day of the Collection Period                                                         0

Recoveries collected relating to Defaulted Contracts as of the last day of the Collection Period                         77,274.29

Cumulative Servicer Advances paid by the Servicer                                                                    15,971,577.06
Cumulative reimbursed Servicer Advances                                                                              15,713,666.45


Delinquencies and Losses                                                      Dollars                                       Percent
------------------------                                                      -------                                       -------

                Current                                                    154,426,555.38                                    92.52%
                31-60 days past due                                          3,500,712.11                                     2.10%
                61-90 days past due                                          7,186,857.27                                     4.31%
                Over 90 days past due                                        1,802,933.40                                     1.08%
                Total                                                      166,917,058.16                                   100.00%

                31+ days past due                                           12,490,502.78                                     7.48%


      (i)       Cumulative ADCB of Defaulted Contracts  (cumulative gross losses to date)
     (ii)       Cumulative Recoveries realized on Defaulted Contracts                                                 2,235,338.64
                Cumulative net losses to date  ( (i) - (ii) )                                                        12,388,203.61
                Cumulative net losses as a percentage of the initial ADCB                                                    3.39%